Exhibit 99.1

FMC Corporation 2929 Walnut Street Philadelphia, PA 19104 USA +1 (215) 299-6000 fmc.com

News Release

For Release: Immediate

Media contact: Kaitlin O’Shaughnessy

+1 (215) 299-6405

Kaitlin.OShaughnessy@fmc.com

Investor contact: Curt Brooks
+1 (215) 299-6137

Curt.Brooks@fmc.com

FMC Corporation announces leadership change

Ronaldo Pereira to depart after 28 years with the company

PHILADELPHIA, October 29, 2025 – FMC Corporation (NYSE: FMC) today announced that Ronaldo Pereira, president, will be stepping down from his position, effective December 15, 2025. The decision was reached by mutual agreement between Pereira and Pierre Brondeau, chairman and chief executive officer.

“We are grateful for Ronaldo’s tremendous dedication and efforts in leading FMC during his tenure as president,” said Brondeau. “He is a highly respected crop protection industry veteran who has transformed FMC’s relationship with growers in Latin America, grew our business in North America and made a lasting impact over his 28 years with the company. We wish him all the best in his future endeavors.”

Pereira will be available in an advisory capacity until December 15, to ensure a smooth transition of responsibilities.

About FMC

FMC Corporation is a global agricultural sciences company dedicated to helping growers produce food, feed, fiber and fuel for an expanding world population while adapting to a changing environment. FMC’s innovative crop protection solutions – including biologicals, crop nutrition, digital and precision agriculture – enable growers and crop advisers to address their toughest challenges economically while protecting the environment. FMC is committed to discovering new herbicide, insecticide and fungicide active ingredients, product formulations and pioneering technologies that are consistently better for the planet. Visit fmc.com to learn more and follow us on LinkedIn®.

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In some cases, FMC has identified these forward-looking statements by such words or phrases as “outlook”, "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates," "projects," "potential," "intends" or similar expressions identifying "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the company based on currently available information. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These statements are qualified by reference to the risk factors included in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024 (the "2024 Form 10-K"), the section captioned "Forward-Looking Information" in Part II of the 2024 Form 10-K and to similar risk factors and cautionary statements in all other reports and forms filed with the Securities and Exchange Commission ("SEC"). We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.  Forward-looking statements are qualified in their entirety by the above cautionary statement.

We specifically decline to undertake any obligation, and specifically disclaims any duty, to publicly update or revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.